Investor Supplement Second Quarter 2021 The condensed consolidated financial statements and financial exhibits included herein are unaudited. These condensed consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year. Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*). These measures are defined on the pages "Definitions of Non-GAAP Measures" and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein. The Allstate Corporation

Condensed Consolidated Statements of Operations 1 Segment Results and Other Statistics 11 Contribution to Income 2 Book Value per Common Share and Debt to Capital 3 Return on Allstate Common Shareholders' Equity 4 Segment Results 12 Policies in Force 5 Investment Position and Results 13 Results 6 Investment Position and Results by Strategy 14 Allstate Protection Profitability Measures 7 15,16 Auto Profitability Measures 8 Homeowners Profitability Measures 9 17 Segment Results 10 Protection Services Glossary Items included in the glossary are denoted with a caret (^) the first time used. Corporate and Other Definitions of Non-GAAP Measures Investments Property-Liability Allstate Protection The Allstate Corporation Investor Supplement - Second Quarter 2021 Table of Contents Consolidated Operations Allstate Health and Benefits

The Allstate Corporation
Condensed Consolidated Statements of Operations

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Revenues								
Property and casualty insurance premiums ^	$ 10,444	$ 10,307	$ 9,279	$ 9,336	$ 9,223	$ 9,235	$ 20,751	$ 18,458
Accident and health insurance premiums and contract charges ^	447	455	262	287	263	282	902	545
Other revenue ^	494	555	271	272	257	265	1,049	522
Net investment income	974	708	660	464	220	246	1,682	466
Realized capital gains (losses)	287	426	490	319	440	(162)	713	278
Total revenues	12,646	12,451	10,962	10,678	10,403	9,866	25,097	20,269
Costs and expenses								
Property and casualty insurance claims and claims expense	7,207	6,043	5,366	6,072	5,222	5,341	13,250	10,563
Shelter-in-Place Payback expense	29	-	-	-	738	210	29	948
Accident and health insurance policy benefits	244	233	124	128	123	141	477	264
Interest credited to contractholder funds	8	9	7	8	9	9	17	18
Amortization of deferred policy acquisition costs	1,545	1,523	1,382	1,386	1,344	1,365	3,068	2,709
Operating costs and expenses	1,683	1,731	1,440	1,322	1,394	1,338	3,414	2,732
Pension and other postretirement remeasurement (gains) losses	(134)	(310)	(371)	(71)	73	318	(444)	391
Restructuring and related charges	71	51	40	196	13	4	122	17
Amortization of purchased intangibles	105	53	30	31	29	28	158	57
Interest expense	91	86	80	78	79	81	177	160
Total costs and expenses	10,849	9,419	8,098	9,150	9,024	8,835	20,268	17,859
Income from operations before income tax expense	1,797	3,032	2,864	1,528	1,379	1,031	4,829	2,410
Income tax expense	362	626	594	312	273	194	988	467
Net income from continuing operations	1,435	2,406	2,270	1,216	1,106	837	3,841	1,943
Income (loss) from discontinued operations, net of tax	196	(3,793)	354	(63)	144	(288)	(3,597)	(144)
Net income (loss)	1,631	(1,387)	2,624	1,153	1,250	549	244	1,799
Less: Net income (loss) attributable to noncontrolling interest	6	(6)	-	-	-	-	-	-
Net income (loss) attributable to Allstate	1,625	(1,381)	2,624	1,153	1,250	549	244	1,799
Less: Preferred stock dividends	30	27	26	27	26	36	57	62
Net income (loss) applicable to common shareholders	$ 1,595	$ (1,408)	$ 2,598	$ 1,126	$ 1,224	$ 513	$ 187	$ 1,737
Earnings per common share								
Basic								
Continuing operations	$ 4.68	$ 7.88	$ 7.38	$ 3.82	$ 3.44	$ 2.52	$ 12.59	$ 5.96
Discontinued operations	0.66	(12.53)	1.16	(0.20)	0.46	(0.90)	(11.97)	(0.46)
Total	$ 5.34	$ (4.65)	$ 8.54	$ 3.62	$ 3.90	$ 1.62	$ 0.62	$ 5.50
Diluted								
Continuing operations	$ 4.61	$ 7.78	$ 7.30	$ 3.78	$ 3.41	$ 2.48	$ 12.41	$ 5.88
Discontinued operations	0.65	(12.38)	1.15	(0.20)	0.45	(0.89)	(11.80)	(0.45)
Total	$ 5.26	$ (4.60)	$ 8.45	$ 3.58	$ 3.86	$ 1.59	$ 0.61	$ 5.43
Weighted average common shares - Basic	298.8	302.5	304.3	311.2	313.7	317.4	300.6	315.6
Weighted average common shares - Diluted	303.3	306.4	307.6	314.1	317.0	322.4	304.9	319.8
Cash dividends declared per common share	$ 0.81	$ 0.81	$ 0.54	$ 0.54	$ 0.54	$ 0.54	$ 1.62	$ 1.08

The Allstate Corporation 2Q21 Supplement

1

The Allstate Corporation
Contribution to Income

($ in millions, except per share data)

	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Contribution to income								
Net income (loss) applicable to common shareholders	$ 1,595	$ (1,408)	$ 2,598	$ 1,126	$ 1,224	$ 513	$ 187	$ 1,737
Realized capital (gains) losses	(287)	(426)	(490)	(319)	(440)	162	(713)	(278)
Pension and other postretirement remeasurement (gains) losses	(134)	(310)	(371)	(71)	73	318	(444)	391
Curtailment (gains) losses	-	-	-	(8)	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments	-	1	(1)	1	-	-	1	-
Business combination expenses and the amortization of purchased intangibles	105	75	30	31	29	28	180	57
Business combination fair value adjustment	(6)	-	-	-	-	-	(6)	-
(Income) loss from discontinued operations	(493)	4,163	(446)	86	(167)	370	3,670	203
Income tax expense (benefit)	369	(224)	272	54	97	(189)	145	(92)
Adjusted net income *	$ 1,149	$ 1,871	$ 1,592	$ 900	$ 816	$ 1,202	$ 3,020	$ 2,018
Income per common share - Diluted								
Net income (loss) applicable to common shareholders	$ 5.26	$ (4.60)	$ 8.45	$ 3.58	$ 3.86	$ 1.59	$ 0.61	$ 5.43
Realized capital (gains) losses	(0.95)	(1.39)	(1.59)	(1.01)	(1.39)	0.50	(2.34)	(0.87)
Pension and other postretirement remeasurement (gains) losses	(0.44)	(1.01)	(1.21)	(0.22)	0.23	0.99	(1.46)	1.22
Curtailment (gains) losses	-	-	-	(0.02)	-	-	-	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments	-	-	-	-	-	-	-	-
Business combination expenses and the amortization of purchased intangibles	0.35	0.25	0.10	0.10	0.09	0.09	0.59	0.18
Business combination fair value adjustment	(0.02)	-	-	-	-	-	(0.02)	-
(Income) loss from discontinued operations	(1.63)	13.59	(1.45)	0.27	(0.52)	1.15	12.04	0.63
Income tax expense (benefit)	1.22	(0.73)	0.88	0.17	0.31	(0.59)	0.48	(0.28)
Adjusted net income *	$ 3.79	$ 6.11	$ 5.18	$ 2.87	$ 2.58	$ 3.73	$ 9.90	$ 6.31
Weighted average common shares - Diluted	303.3	306.4	307.6	314.1	317.0	322.4	304.9	319.8

The Allstate Corporation 2Q21 Supplement 2

The Allstate Corporation
Book Value per Common Share and Debt to Capital

($ in millions, except per share data)	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020
Book value per common share						
Numerator:						
Allstate common shareholders' equity [1]	$ 26,037	$ 24,649	$ 28,247	$ 25,293	$ 25,016	$ 22,203
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding [2]	301.6	304.0	308.7	307.0	315.8	318.7
Book value per common share	$ 86.33	$ 81.08	$ 91.50	$ 82.39	$ 79.21	$ 69.67
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities						
Numerator:						
Allstate common shareholders' equity	$ 26,037	$ 24,649	$ 28,247	$ 25,293	$ 25,016	$ 22,203
Less: Unrealized net capital gains and losses on fixed income securities	2,167	1,680	3,185	2,750	2,610	534
Adjusted Allstate common shareholders' equity	$ 23,870	$ 22,969	$ 25,062	$ 22,543	$ 22,406	$ 21,669
Denominator:						
Common shares outstanding and dilutive potential common shares outstanding	301.6	304.0	308.7	307.0	315.8	318.7
Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *	$ 79.14	$ 75.56	$ 81.19	$ 73.43	$ 70.95	$ 67.99
Total debt	$ 7,996	$ 7,996	$ 7,825	$ 6,635	$ 6,634	$ 6,633
Total capital resources	$ 36,203	$ 34,815	$ 38,042	$ 33,898	$ 33,620	$ 30,806
Ratio of debt to Allstate shareholders' equity	28.3 %	29.8 %	25.9 %	24.3 %	24.6 %	27.4 %
Ratio of debt to capital resources	22.1 %	23.0 %	20.6 %	19.6 %	19.7 %	21.5 %

[1] Excludes equity related to preferred stock of $2,170 million at June 30, 2021 and March 31, 2021 and $1,970 million at December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020.
[2] Common shares outstanding were 296,891,923 and 304,192,788 as of June 30, 2021 and December 31, 2020, respectively.

The Allstate Corporation 2Q21 Supplement 3

The Allstate Corporation
Return on Allstate Common Shareholders' Equity

($ in millions)

	Twelve months ended					
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020
Return on Allstate common shareholders' equity						
Numerator:						
Net income applicable to common shareholders [(1)]	$ 3,911	$ 3,540	$ 5,461	$ 4,570	$ 4,333	$ 3,930
Denominator:						
Beginning Allstate common shareholders' equity	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Ending Allstate common shareholders' equity [(2)]	26,037	24,649	28,247	25,293	25,016	22,203
Average Allstate common shareholders' equity ^	$ 25,527	$ 23,426	$ 25,999	$ 24,191	$ 23,781	$ 21,846
Return on Allstate common shareholders' equity	15.3 %	15.1 %	21.0 %	18.9 %	18.2 %	18.0 %
Adjusted net income return on Allstate common shareholders' equity						
Numerator:						
Adjusted net income * [(1)]	$ 5,512	$ 5,179	$ 4,510	$ 3,897	$ 3,887	$ 3,687
Denominator:						
Beginning Allstate common shareholders' equity	$ 25,016	$ 22,203	$ 23,750	$ 23,088	$ 22,546	$ 21,488
Less: Unrealized net capital gains and losses	2,602	530	1,887	2,023	1,654	972
Adjusted beginning Allstate common shareholders' equity	22,414	21,673	21,863	21,065	20,892	20,516
Ending Allstate common shareholders' equity	26,037	24,649	28,247	25,293	25,016	22,203
Less: Unrealized net capital gains and losses	2,164	1,680	3,180	2,744	2,602	530
Adjusted ending Allstate common shareholders' equity	23,873	22,969	25,067	22,549	22,414	21,673
Average adjusted Allstate common shareholders' equity ^	$ 23,144	$ 22,321	$ 23,465	$ 21,807	$ 21,653	$ 21,095
Adjusted net income return on Allstate common shareholders' equity *	23.8 %	23.2 %	19.2 %	17.9 %	18.0 %	17.5 %

(1) Net income applicable to common shareholders and adjusted net income reflect a trailing twelve-month period.
(2) Excludes equity related to preferred stock of $2,170 million at June 30, 2021 and March 31, 2021 and $1,970 million at December 31, 2020, September 30, 2020, June 30, 2020 and March 31, 2020.

The Allstate Corporation 2Q21 Supplement
4

The Allstate Corporation
Policies in Force

	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020
Policies in force statistics (in thousands) [1]						
Allstate Protection						
Auto	25,614	25,453	22,260	22,360	22,451	22,311
Homeowners	7,111	7,090	6,643	6,634	6,616	6,590
Other personal lines	4,816	4,774	4,530	4,528	4,489	4,460
Commercial lines	322	325	216	219	221	224
Total	37,863	37,642	33,649	33,741	33,777	33,585
Allstate brand						
Auto	21,920	21,824	21,809	21,900	21,978	21,826
Homeowners	6,459	6,427	6,427	6,414	6,391	6,360
National General [2]						
Auto	3,694	3,629	451	460	473	485
Homeowners	652	663	216	220	225	230
Protection Services						
Allstate Protection Plans	139,453	133,510	128,982	125,831	120,301	107,124
Allstate Dealer Services	4,013	3,996	4,042	4,075	4,101	4,096
Allstate Roadside	539	540	548	558	562	576
Allstate Identity Protection	3,041	2,702	2,700	2,490	2,312	1,932
Total	147,046	140,748	136,272	132,954	127,276	113,728
Allstate Health and Benefits	4,452	4,522	3,950	4,092	4,410	4,309
Total policies in force	189,361	182,912	173,871	170,787	165,463	151,622

(1) Policy counts are based on items rather than customers.

- A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.
- PIF does not reflect banking relationships for our lender-placed insurance products to customers including fire, home and flood products, as well as collateral protection insurance and guaranteed asset protection products for automobiles.
- Commercial lines PIF for shared economy agreements reflect contracts that cover multiple drivers as opposed to individual drivers.
- Allstate Roadside reflects memberships in force and do not include their wholesale partners as the customer relationship is managed by the wholesale partner.
- Allstate Dealer Services reflects service contracts and other products sold in conjunction with auto lending and vehicle sales transactions and do not include their third party administrators ("TPAs") as the customer relationship is managed by the TPAs.
- Allstate Protection Plans represents active consumer product protection plans.
- Allstate Identity Protection reflects individual customer counts for identity protection products.
- Allstate Health and Benefits reflects certificate counts as opposed to group counts.

(2) Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only.

The Allstate Corporation 2Q21 Supplement 5

The Allstate Corporation
Property-Liability Results

($ in millions, except ratios)	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Premiums written	$ 10,323	$ 9,768	$ 8,609	$ 9,395	$ 9,172	$ 8,592	$ 20,091	$ 17,764
(Increase) decrease in unearned premiums	(312)	(280)	244	(470)	(349)	370	(592)	21
Other	(2)	408	31	27	40	(81)	406	(41)
Premiums earned	10,009	9,896	8,884	8,952	8,863	8,881	19,905	17,744
Other revenue	321	385	218	220	206	213	706	419
Claims and claims expense	(7,103)	(5,945)	(5,268)	(5,968)	(5,139)	(5,251)	(13,048)	(10,390)
Shelter-in-Place Payback expense	(29)	-	-	-	(738)	(210)	(29)	(948)
Amortization of deferred policy acquisition costs	(1,319)	(1,303)	(1,168)	(1,158)	(1,149)	(1,167)	(2,622)	(2,316)
Operating costs and expenses	(1,384)	(1,344)	(1,207)	(1,107)	(1,133)	(1,114)	(2,728)	(2,247)
Restructuring and related charges	(66)	(32)	(36)	(187)	(8)	(4)	(98)	(12)
Underwriting income [1]	$ 429	$ 1,657	$ 1,423	$ 752	$ 902	$ 1,348	$ 2,086	$ 2,250
Catastrophe losses	$ 952	$ 590	$ 424	$ 990	$ 1,186	$ 211	$ 1,542	$ 1,397
Amortization of purchased intangibles	$ 71	$ 19	$ 5	$ 3	$ 3	$ 1	$ 90	$ 4
Operating ratios and reconciliations to underlying ratios								
Loss ratio	71.0	60.1	59.3	66.7	58.0	59.1	65.5	58.5
Effect of catastrophe losses	(9.5)	(6.0)	(4.8)	(11.1)	(13.4)	(2.4)	(7.7)	(7.9)
Effect of prior year non-catastrophe reserve reestimates	0.2	(0.1)	-	(0.8)	0.4	(0.3)	0.1	0.1
Underlying loss ratio *	61.7	54.0	54.5	54.8	45.0	56.4	57.9	50.7
Expense ratio ^	24.7	23.2	24.7	24.9	31.8	25.7	24.0	28.8
Effect of amortization of purchased intangibles	(0.7)	(0.1)	(0.1)	-	-	-	(0.5)	-
Underlying expense ratio *	24.0	23.1	24.6	24.9	31.8	25.7	23.5	28.8
Combined ratio	95.7	83.3	84.0	91.6	89.8	84.8	89.5	87.3
Effect of catastrophe losses	(9.5)	(6.0)	(4.8)	(11.1)	(13.4)	(2.4)	(7.7)	(7.9)
Effect of prior year non-catastrophe reserve reestimates	0.2	(0.1)	-	(0.8)	0.4	(0.3)	0.1	0.1
Effect of amortization of purchased intangibles	(0.7)	(0.1)	(0.1)	-	-	-	(0.5)	-
Underlying combined ratio *	85.7	77.1	79.1	79.7	76.8	82.1	81.4	79.5
Effect of restructuring and related charges on combined ratio	0.6	0.3	0.4	2.1	0.1	-	0.5	0.1
Effect of Run-off Property-Liability on combined ratio	-	0.1	0.1	1.5	-	-	-	-
Effect of Shelter-in-Place Payback expense on combined and expense ratios	0.3	-	-	-	8.3	2.4	0.1	5.3
[1] **Underwriting income (loss)**								
Allstate brand	$ 414	$ 1,515	$ 1,414	$ 842	$ 899	$ 1,336	$ 1,929	$ 2,235
National General [2]	15	138	12	43	6	14	153	20
Answer Financial	2	7	-	2	-	1	9	1
Total underwriting income for Allstate Protection	431	1,660	1,426	887	905	1,351	2,091	2,256
Run-off Property-Liability	(2)	(3)	(3)	(135)	(3)	(3)	(5)	(6)
Total underwriting income for Property-Liability	$ 429	$ 1,657	$ 1,423	$ 752	$ 902	$ 1,348	$ 2,086	$ 2,250
Other financial information								
Net investment income	$ 931	$ 673	$ 619	$ 422	$ 178	$ 202	$ 1,604	$ 380
Income tax expense on operations	(283)	(475)	(415)	(241)	(210)	(303)	(758)	(513)

[2] Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only.

The Allstate Corporation 2Q21 Supplement

6

The Allstate Corporation
Allstate Protection Profitability Measures

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Net premiums earned								
Auto	$ 6,883	$ 6,809	$ 6,103	$ 6,210	$ 6,172	$ 6,155	$ 13,692	$ 12,327
Homeowners	2,411	2,392	2,090	2,073	2,054	2,037	4,803	4,091
Other personal lines	519	505	484	486	478	471	1,024	949
Commercial lines	196	190	207	183	159	218	386	377
Total	$ 10,009	$ 9,896	$ 8,884	$ 8,952	$ 8,863	$ 8,881	$ 19,905	$ 17,744
Underwriting income (loss)								
Auto	$ 394	$ 1,327	$ 883	$ 906	$ 998	$ 657	$ 1,721	$ 1,655
Homeowners	(7)	268	449	(67)	(139)	581	261	442
Other personal lines	39	33	89	42	43	90	72	133
Commercial lines	(25)	(2)	(16)	(14)	(11)	5	(27)	(6)
Other business lines ^	28	27	21	18	14	17	55	31
Answer Financial	2	7	-	2	-	1	9	1
Total	$ 431	$ 1,660	$ 1,426	$ 887	$ 905	$ 1,351	$ 2,091	$ 2,256
Operating ratios and reconciliations to underlying ratios								
Loss ratio	71.0	60.0	59.3	65.2	58.0	59.1	65.5	58.5
Effect of catastrophe losses	(9.5)	(6.0)	(4.8)	(11.1)	(13.4)	(2.4)	(7.7)	(7.9)
Effect of prior year non-catastrophe reserve reestimates	0.2	-	-	0.7	0.4	(0.3)	0.1	0.1
Underlying loss ratio *	61.7	54.0	54.5	54.8	45.0	56.4	57.9	50.7
Expense ratio	24.7	23.2	24.6	24.9	31.8	25.7	24.0	28.8
Effect of amortization of purchased intangibles	(0.7)	(0.1)	-	-	-	-	(0.5)	-
Underlying expense ratio *	24.0	23.1	24.6	24.9	31.8	25.7	23.5	28.8
Combined ratio	95.7	83.2	83.9	90.1	89.8	84.8	89.5	87.3
Underlying combined ratio *	85.7	77.1	79.1	79.7	76.8	82.1	81.4	79.5
Effect of advertising expenses on combined ratio	3.1	3.2	3.7	2.3	2.4	2.3	3.1	2.3
Effect of restructuring and related charges on combined ratio	0.6	0.3	0.4	2.1	0.1	-	0.5	0.1
Effect of Shelter-in-Place Payback expense on combined and expense ratios	0.3	-	-	-	8.3	2.4	0.1	5.3

The Allstate Corporation 2Q21 Supplement

7

The Allstate Corporation
Auto Profitability Measures

($ in millions, except ratios)

	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Allstate Protection								
Net premiums earned	$ 6,883	$ 6,809	$ 6,103	$ 6,210	$ 6,172	$ 6,155	$ 13,692	$ 12,327
Underwriting income	$ 394	$ 1,327	$ 883	$ 906	$ 998	$ 657	$ 1,721	$ 1,655
Operating ratios and reconciliations to underlying ratios								
Loss ratio	68.7	57.2	60.2	59.7	47.9	62.2	63.0	55.1
Effect of catastrophe losses	(2.2)	(0.4)	(0.6)	(1.6)	(2.2)	(0.2)	(1.3)	(1.2)
Effect of prior year non-catastrophe reserve reestimates	0.4	0.2	-	0.5	0.8	(0.4)	0.3	0.2
Underlying loss ratio *	66.9	57.0	59.6	58.6	46.5	61.6	62.0	54.1
Expense ratio	25.6	23.3	25.3	25.7	35.9	27.1	24.4	31.5
Effect of amortization of purchased intangibles	(0.7)	(0.2)	-	-	-	-	(0.4)	-
Underlying expense ratio *	24.9	23.1	25.3	25.7	35.9	27.1	24.0	31.5
Combined ratio	94.3	80.5	85.5	85.4	83.8	89.3	87.4	86.6
Effect of catastrophe losses	(2.2)	(0.4)	(0.6)	(1.6)	(2.2)	(0.2)	(1.3)	(1.2)
Effect of prior year non-catastrophe reserve reestimates	0.4	0.2	-	0.5	0.8	(0.4)	0.3	0.2
Effect of amortization of purchased intangibles	(0.7)	(0.2)	-	-	-	-	(0.4)	-
Underlying combined ratio *	91.8	80.1	84.9	84.3	82.4	88.7	86.0	85.6
Effect of Shelter-in-Place Payback expense on combined and expense ratios	0.4	-	-	-	11.9	3.4	0.2	7.7
New issued applications (in thousands) ^	1,421	1,471	846	902	882	897	2,892	1,779
Allstate brand								
Net premiums earned	$ 6,036	$ 6,014	$ 5,977	$ 6,081	$ 6,037	$ 6,020	$ 12,050	$ 12,057
Underwriting income	$ 364	$ 1,203	$ 882	$ 897	$ 966	$ 659	$ 1,567	$ 1,625
Combined ratio	94.0	80.0	85.2	85.2	84.0	89.1	87.0	86.5
Underlying combined ratio *	92.0	79.6	84.7	84.2	82.6	88.5	85.9	85.5
New issued applications (in thousands)								
Agency channel	658	651	603	682	664	672	1,309	1,336
Direct channel	268	278	227	206	204	209	546	413
Average premium - gross written ^ ($)	600	607	621	621	612	616	604	614
Renewal ratio ^ (%)	87.1	86.7	87.2	87.9	87.6	87.4	86.9	87.5
Property damage gross claim frequency ^ (%)	47.3	(18.8)	(28.7)	(28.6)	(46.4)	(12.2)	6.6	(29.5)
Property damage paid claim severity ^ (%)	(4.9)	5.5	5.1	7.9	20.4	8.1	1.1	13.1
National General [1]								
Net premiums earned	$ 847	$ 795	$ 126	$ 129	$ 135	$ 135	$ 1,642	$ 270
Underwriting income (loss)	$ 30	$ 124	$ 1	$ 9	$ 32	$ (2)	$ 154	$ 30
Combined ratio	96.5	84.4	99.2	93.0	76.3	101.5	90.6	88.9
Underlying combined ratio * [2]	89.8	83.8	96.0	89.1	74.1	100.0	86.9	87.0
New issued application (in thousands)	495	542	16	14	14	16	1,037	30

(1) Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only.
(2) Excludes 5.5 points, 1.1 points and 3.4 points in the second quarter, first quarter and first six months of 2021, respectively, related to the effect of amortization of purchased intangibles.

The Allstate Corporation 2Q21 Supplement 8

June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 June 30, 2021 June 30, 2020 2,411$ 2,392$ 2,090$ 2,073$ 2,054$ 2,037$ 4,803$ 4,091$ (7)$ 268$ 449$ (67)$ (139)$ 581$ 261$ 442$ 76.3 64.9 55.1 80.4 84.8 48.9 70.6 66.9 (30.3) (20.7) (16.8) (39.1) (46.4) (9.0) (25.5) (27.8) 0.3 (0.2) (0.1) 0.7 0.2 (0.1) - 0.1 46.3 44.0 38.2 42.0 38.6 39.8 45.1 39.2 24.0 23.9 23.4 22.8 22.0 22.6 24.0 22.3 (0.8) (0.2) (0.1) - - - (0.5) - 23.2 23.7 23.3 22.8 22.0 22.6 23.5 22.3 100.3 88.8 78.5 103.2 106.8 71.5 94.6 89.2 (30.3) (20.7) (16.8) (39.1) (46.4) (9.0) (25.5) (27.8) 0.3 (0.2) (0.1) 0.7 0.2 (0.1) - 0.1 (0.8) (0.2) (0.1) - - - (0.5) - 69.5 67.7 61.5 64.8 60.6 62.4 68.6 61.5 292 242 227 256 238 212 534 450 2,032$ 2,008$ 1,993$ 1,974$ 1,955$ 1,936$ 4,040$ 3,891$ 7$ 262$ 442$ (93)$ (118)$ 567$ 269$ 449$ 99.7 87.0 77.8 104.7 106.0 70.7 93.3 88.5 66.6 63.3 60.8 64.6 60.2 61.8 65.0 61.0 243 204 201 231 214 191 447 405 22 16 17 16 16 13 38 29 1,404 1,360 1,342 1,334 1,324 1,310 1,384 1,318 87.3 87.0 87.4 87.8 87.3 87.6 87.2 87.4 10.4 19.3 3.6 3.5 (8.6) (13.2) 14.5 (10.8) 8.3 1.4 0.7 3.3 9.5 15.9 4.7 12.7 379$ 384$ 97$ 99$ 99$ 101$ 763$ 200$ (14)$ 6$ 7$ 26$ (21)$ 14$ (8)$ (7)$ 103.7 98.4 92.8 73.7 121.2 86.1 101.0 103.5 84.7 90.6 76.3 68.7 68.7 75.2 87.7 72.0 27 22 9 9 8 8 49 16 (1) (2) Excludes 4.8 points, 1.0 point and 2.8 points in the second quarter, first quarter and first six months of 2021, respectively, related to the effect of amortization of purchased intangibles. Encompass brand has been combined into National General beginning in the first quarter of 2021 and results prior to 2021 reflect Encompass brand results only. New issued application (in thousands) National General (1) Net premiums earned Underwriting income (loss) Combined ratio Underlying combined ratio * (2) Direct channel Average premium - gross written ($) Renewal ratio (%) Gross claim frequency (%) Paid claim severity (%) Underwriting income Combined ratio Underlying combined ratio * New issued applications (in thousands) Agency channel New issued applications (in thousands) Allstate brand Six months ended Net premiums earned Combined ratio Effect of catastrophe losses Effect of prior year non-catastrophe reserve reestimates Effect of amortization of purchased intangibles Effect of prior year non-catastrophe reserve reestimates Underlying loss ratio * Expense ratio Effect of amortization of purchased intangibles Underlying expense ratio * Net premiums earned Loss ratio Effect of catastrophe losses ($ in millions, except ratios) Allstate Protection Underlying combined ratio * The Allstate Corporation Homeowners Profitability Measures Three months ended Underwriting income (loss) Operating ratios and reconciliations to underlying ratios The Allstate Corporation 2Q21 Supplement 9

The Allstate Corporation
Protection Services Segment Results

($ in millions)	Three months ended June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	Six months ended June 30, 2021	June 30, 2020
Protection Services								
Net premiums written	$ 692	$ 583	$ 559	$ 485	$ 467	$ 379	$ 1,275	$ 846
Net premiums earned	$ 435	$ 411	$ 395	$ 384	$ 360	$ 354	$ 846	$ 714
Other revenue	88	90	53	52	51	52	178	103
Intersegment insurance premiums and service fees	46	41	38	36	35	38	87	73
Net investment income	12	10	11	12	11	10	22	21
Claims and claims expense	(109)	(103)	(102)	(107)	(85)	(92)	(212)	(177)
Amortization of deferred policy acquisition costs	(194)	(181)	(176)	(169)	(160)	(153)	(375)	(313)
Operating costs and expenses	(203)	(198)	(167)	(160)	(163)	(161)	(401)	(324)
Restructuring and related charges	(4)	(9)	(2)	2	(3)	-	(13)	(3)
Income tax expense on operations	(15)	(12)	(12)	(10)	(8)	(11)	(27)	(19)
Adjusted net income [(1)]	56	49	38	40	38	37	105	75
Depreciation	7	8	8	7	6	7	15	13
Restructuring and related charges	4	9	2	(2)	3	-	13	3
Income tax expense on operations	15	12	12	10	8	11	27	19
Adjusted earnings before taxes, depreciation and restructuring *	$ 82	$ 78	$ 60	$ 55	$ 55	$ 55	$ 160	$ 110
Allstate Protection Plans								
Net premiums written	$ 467	$ 388	$ 385	$ 300	$ 310	$ 221	$ 855	$ 531
Net premiums earned	$ 279	$ 260	$ 248	$ 236	$ 219	$ 206	$ 539	$ 425
Revenue ^	295	275	263	251	232	219	570	451
Claims and claims expense	(70)	(66)	(69)	(70)	(56)	(55)	(136)	(111)
Amortization of deferred policy acquisition costs	(100)	(91)	(87)	(83)	(75)	(70)	(191)	(145)
Other costs and expenses ^	(70)	(61)	(61)	(56)	(57)	(50)	(131)	(107)
Restructuring and related charges	(2)	-	-	3	-	-	(2)	-
Income tax expense on operations	(11)	(12)	(14)	(9)	(9)	(10)	(23)	(19)
Adjusted net income	$ 42	$ 45	$ 32	$ 36	$ 35	$ 34	$ 87	$ 69
Allstate Dealer Services								
Revenue	$ 130	$ 123	$ 121	$ 121	$ 118	$ 117	$ 253	$ 235
Adjusted net income	10	8	7	7	8	7	18	15
Allstate Roadside								
Revenue	$ 60	$ 59	$ 58	$ 59	$ 53	$ 60	$ 119	$ 113
Adjusted net income	2	4	4	4	2	2	6	4
Arity								
Revenue	$ 64	$ 64	$ 26	$ 25	$ 26	$ 30	$ 128	$ 56
Adjusted net income (loss)	1	2	(2)	(3)	(3)	(3)	3	(6)
Allstate Identity Protection								
Revenue	$ 32	$ 31	$ 29	$ 28	$ 28	$ 28	$ 63	$ 56
Adjusted net income (loss)	1	(10)	(3)	(4)	(4)	(3)	(9)	(7)

(1) Adjusted net income is the GAAP segment measure.

The Allstate Corporation 2Q21 Supplement

10

The Allstate Corporation
Allstate Health and Benefits Segment Results and Other Statistics

($ in millions)	Three months ended						Six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Allstate Health and Benefits								
Premiums	$ 421	$ 428	$ 235	$ 247	$ 237	$ 253	$ 849	$ 490
Contract charges	26	27	27	40	26	29	53	55
Other revenue	83	80	-	-	-	-	163	-
Net investment income	19	19	20	18	20	20	38	40
Accident and health insurance policy benefits	(244)	(233)	(124)	(128)	(123)	(141)	(477)	(264)
Interest credited to contractholder funds	(8)	(9)	(7)	(8)	(9)	(9)	(17)	(18)
Amortization of deferred policy acquisition costs	(32)	(39)	(38)	(59)	(35)	(45)	(71)	(80)
Operating costs and expenses	(186)	(190)	(69)	(68)	(110) (1)	(75)	(376)	(185)
Restructuring and related charges	(1)	-	-	-	(1)	-	(1)	(1)
Income tax expense on operations	(16)	(18)	(10)	(9)	-	(8)	(34)	(8)
Adjusted net income ^	$ 62	$ 65	$ 34	$ 33	$ 5	$ 24	$ 127	$ 29
Benefit ratio ^	54.6 %	51.2 %	47.3 %	44.6 %	46.8 %	50.0 %	52.9 %	48.4 %
Premiums and contract charges								
Employer voluntary benefits ^	$ 255	$ 263	$ 262	$ 287	$ 263	$ 282	$ 518	$ 545
Group health ^	87	83	-	-	-	-	170	-
Individual accident and health ^	105	109	-	-	-	-	214	-
Total	$ 447	$ 455	$ 262	$ 287	$ 263	$ 282	$ 902	$ 545

(1) Includes $41 million write-off of capitalized software costs associated with a billing system.

The Allstate Corporation 2Q21 Supplement

11

June 30, 2021 March 31, 2021 Dec. 31, 2020 Sept. 30, 2020 June 30, 2020 March 31, 2020 June 30, 2021 June 30, 2020 2$ -$ -$ -$ -$ -$ 2$ -$ 12 6 10 12 11 14 18 25 (28) (32) (37) (23) (25) (25) (60) (50) - (10) (1) (11) - - (10) - (91) (86) (80) (78) (79) (81) (177) (160) 23 26 23 16 20 21 49 41 (30) (27) (26) (27) (26) (36) (57) (62) (112)$ (123)$ (111)$ (111)$ (99)$ (107)$ (235)$ (206)$ The Allstate Corporation Corporate and Other Segment Results Three months ended Adjusted net loss ^ Six months ended Operating costs and expenses Restructuring and related charges Interest expense Income tax benefit on operations Preferred stock dividends ($ in millions) Net investment income Other revenue The Allstate Corporation 2Q21 Supplement 12

The Allstate Corporation
Investment Position and Results

($ in millions)

	As of or for the three months ended						As of or for the six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Investment position								
Fixed income securities, at fair value	$ 42,825	$ 40,594	$ 42,565	$ 43,683	$ 42,034	$ 38,447	$ 42,825	$ 42,034
Equity securities ^	3,059	3,154	3,168	2,977	2,638	2,331	3,059	2,638
Mortgage loans, net	786	902	746	788	805	766	786	805
Limited partnership interests ^	7,073	6,367	4,563	4,284	4,093	4,154	7,073	4,093
Short-term, at fair value	5,516	6,017	6,807	3,145	4,140	4,580	5,516	4,140
Other investments, net	3,311	3,042	1,691	1,860	1,949	1,841	3,311	1,949
Total	$ 62,570	$ 60,076	$ 59,540	$ 56,737	$ 55,659	$ 52,119	$ 62,570	$ 55,659
Net investment income								
Fixed income securities	$ 290	$ 301	$ 314	$ 314	$ 306	$ 298	$ 591	$ 604
Equity securities	13	14	29	18	21	10	27	31
Mortgage loans	12	10	9	8	8	9	22	17
Limited partnership interests	651	378	309	123	(117)	(77)	1,029	(194)
Short-term	1	1	2	2	2	11	2	13
Other	48	41	33	29	31	31	89	62
Investment income, before expense	1,015	745	696	494	251	282	1,760	533
Less: Investment expense	(41)	(37)	(36)	(30)	(31)	(36)	(78)	(67)
Net investment income	$ 974	$ 708	$ 660	$ 464	$ 220	$ 246	$ 1,682	$ 466
Pre-tax yields on fixed income securities ^	2.9 %	3.1 %	3.1 %	3.1 %	3.1 %	3.2 %	3.0 %	3.2 %
Realized capital gains (losses), pre-tax by transaction type								
Sales	$ 115	$ 246	$ 212	$ 214	$ 160	$ 388	$ 361	$ 548
Credit losses	12	2	(3)	7	1	(37)	14	(36)
Valuation of equity investments	163	167	294	128	265	(591)	330	(326)
Valuation and settlements of derivative instruments	(3)	11	(13)	(30)	14	78	8	92
Total	$ 287	$ 426	$ 490	$ 319	$ 440	$ (162)	$ 713	$ 278
Total return on investment portfolio ^								
Net investment income	1.6 %	1.2 %	1.1 %	0.8 %	0.4 %	0.5 %	2.8 %	0.8 %
Valuation-interest bearing	0.7	(1.8)	1.0	0.8	3.9	(1.5)	(1.1)	2.4
Valuation-equity investments	0.3	0.4	0.6	0.2	0.5	(1.1)	0.7	(0.6)
Total	2.6 %	(0.2) %	2.7 %	1.8 %	4.8 %	(2.1) %	2.4 %	2.6 %
Fixed income securities portfolio duration ^ (in years)	4.64	4.81	5.17	5.14	5.15	5.10	4.64	5.15

The Allstate Corporation 2Q21 Supplement

13

The Allstate Corporation
Investment Position and Results by Strategy

($ in millions)	As of or for the three months ended						As of or for the six months ended	
	June 30, 2021	March 31, 2021	Dec. 31, 2020	Sept. 30, 2020	June 30, 2020	March 31, 2020	June 30, 2021	June 30, 2020
Investment Position								
Market-based ^								
Interest-bearing investments ^	$ 51,367	$ 49,422	$ 50,975	$ 48,581	$ 48,062	$ 44,762	$ 51,367	$ 48,062
Equity securities ^	2,676	2,787	2,884	2,732	2,395	2,095	2,676	2,395
LP and other alternative investments ^	317	298	257	215	180	162	317	180
Total	$ 54,360	$ 52,507	$ 54,116	$ 51,528	$ 50,637	$ 47,019	$ 54,360	$ 50,637
Performance-based ^								
Private equity	$ 6,327	$ 5,702	$ 3,965	$ 3,689	$ 3,491	$ 3,608	$ 6,327	$ 3,491
Real estate	1,883	1,867	1,459	1,520	1,531	1,492	1,883	1,531
Total	$ 8,210	$ 7,569	$ 5,424	$ 5,209	$ 5,022	$ 5,100	$ 8,210	$ 5,022
Investment income								
Market-based								
Interest-bearing investments	$ 330	$ 331	$ 339	$ 339	$ 331	$ 336	$ 661	$ 667
Equity securities	17	15	28	19	20	24	32	44
LP and other alternative investments	9	9	4	1	2	1	18	3
Investment income, before expense	356	355	371	359	353	361	711	714
Investee level expenses	(1)	(1)	(1)	(1)	(1)	(1)	(2)	(2)
Income for yield calculation	$ 355	$ 354	$ 370	$ 358	$ 352	$ 360	$ 709	$ 712
Pre-tax yield	2.7 %	2.8 %	2.9 %	2.9 %	2.9 %	3.1 %	2.8 %	3.0 %
Performance-based								
Private equity	$ 552	$ 330	$ 277	$ 134	$ (110)	$ (95)	$ 882	$ (205)
Real estate	107	60	48	1	8	16	167	24
Investment income, before expense	659	390	325	135	(102)	(79)	1,049	(181)
Investee level expenses	(10)	(12)	(11)	(6)	(8)	(7)	(22)	(15)
Income for yield calculation	$ 649	$ 378	$ 314	$ 129	$ (110)	$ (86)	$ 1,027	$ (196)
Pre-tax yield	33.0 %	20.7 %	23.7 %	10.0 %	(8.7) %	(6.7) %	27.0 %	(7.7) %
Total return on investments portfolio								
Market-based	1.7 %	(1.1) %	2.3 %	1.8 %	5.5 %	(2.2) %	0.7 %	3.4 %
Performance-based	8.6	6.3	6.8	2.3	(2.3)	(1.2)	14.9	(3.5)
Internal rate of return [(1)] ^								
Performance-based								
10 year	12.1 %	11.7 %	11.5 %	11.5 %	11.3 %	12.1 %		
5 year	12.1	10.8	9.6	8.5	8.6	10.2		
3 year	10.7	8.5	8.0	7.2	7.5	10.4		
1 year	27.3	11.1	4.4	(1.1)	(2.2)	6.5		

(1) Calculations are based on consolidated results including held for sale investments.

The Allstate Corporation 2Q21 Supplement

14

• realized capital gains and losses except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in adjusted net income, • pension and other postretirement remeasurement gains and losses, • business combination expenses and the amortization or impairment of purchased intangibles, • income or loss from discontinued operations, • adjustments for other significant non-recurring, infrequent or unusual items when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years, and • related income tax expense or benefit of these items. Underlying expense ratio is a non-GAAP ratio, which is computed as the difference between the expense ratio and the effect of amortization or impairment of purchased intangibles on the expense ratio. We believe that the measure provides investors with a valuable measure of ongoing performance because it reveals trends that may be obscured by the amortization or impairment of purchased intangible assets. Amortization or Impairment of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our business results or trends. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the expense ratio. The underlying expense ratio should not be considered a substitute for the expense ratio and does not reflect the overall expense ratio of our business. A reconciliation of underlying expense ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". Underlying combined ratio is a non-GAAP ratio, which is the sum of underlying loss and underlying expense ratios. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates and amortization or impairment of purchased intangibles. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the combined ratio. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business. A reconciliation of the underlying combined ratio to combined ratio is provided in the schedule "Property-Liability Results", "Auto Profitability Measures" and "Homeowners Profitability Measures". Definitions of Non-GAAP Measures We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures. Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited. Adjusted net income is net income (loss) applicable to common shareholders, excluding: Net income (loss) applicable to common shareholders is the GAAP measure that is most directly comparable to adjusted net income. We use adjusted net income as an important measure to evaluate our results of operations. We believe that the measure provides investors with a valuable measure of the Company's ongoing performance because it reveals trends in our insurance and financial service business that may be obscured by the net effect of realized capital gains and losses, pension and other postretirement remeasurement gains and losses, business combination expenses, and the amortization or impairment of purchased intangibles, income or loss from discontinued operations and adjustments for other significant non-recurring, infrequent or unusual items and the related tax expense or benefit of these items. Realized capital gains and losses and pension and other postretirement remeasurement gains and losses may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process. Business combination expenses and income or loss from discontinued operations are excluded because they are non-recurring in nature and the amortization or impairment of purchased intangibles is excluded because it relates to the acquisition purchase price and is not indicative of our underlying business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends. Accordingly, adjusted net income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business. A byproduct of excluding these items to determine adjusted net income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods. Adjusted net income is used by management along with the other components of net income (loss) applicable to common shareholders to assess our performance. We use adjusted measures of adjusted net income in incentive compensation. Therefore, we believe it is useful for investors to evaluate net income (loss) applicable to common shareholders, adjusted net income and their components separately and in the aggregate when reviewing and evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income results in their evaluation of our and our industry's financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management's performance. We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses adjusted net income as the denominator. Adjusted net income should not be considered a substitute for net income (loss) applicable to common shareholders and does not reflect the overall profitability of our business. A reconciliation of adjusted net income to net income (loss) applicable to common shareholders is provided in the schedule, "Contribution to Income". Underlying loss ratio is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the loss ratio, the effect of catastrophes on the combined ratio, and the effect of prior year non-catastrophe reserve reestimates on the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends that may be obscured by catastrophe losses and prior year reserve reestimates. Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve reestimates are caused by unexpected loss development on historical reserves. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance. The most directly comparable GAAP measure is the loss ratio. The underlying loss ratio should not be considered a substitute for the loss ratio and does not reflect the overall loss ratio of our business. A reconciliation of underlying loss ratio is provided in the schedules "Property-Liability Results", "Allstate Protection Profitability Measures", "Auto Profitability Measures" and "Homeowners Profitability Measures". The Allstate Corporation 2Q21 Supplement 15

Definitions of Non-GAAP Measures (continued) Protection Services adjusted earnings before taxes, depreciation and restructuring, is a non-GAAP measure, which is computed as adjusted net income (loss), excluding taxes, depreciation and restructuring. Adjusted net income (loss) is the GAAP measure that is most directly comparable to adjusted earnings before taxes, depreciation and restructuring. We use adjusted earnings before taxes, depreciation and restructuring, as an important measure to evaluate Protection Services' results of operations. We believe that the measure provides investors with a valuable measure of Protection Services' ongoing performance because it reveals trends that may be obscured by the taxes,depreciation and restructuring expenses. Taxes, depreciation and restructuring are excluded because these are not directly attributable to the underlying operating performance of Protection Services' segment. Adjusted earnings before taxes, depreciation and restructuring highlights the results from ongoing operations and the underlying profitability of our business and is used by management along with the other components of adjusted net income (loss) to assess our performance. We believe it is useful for investors to evaluate adjusted net income (loss), adjusted earnings before taxes, depreciation and restructuring, and their components separately and in the aggregate when reviewing and evaluating Protection Services segment’s performance. Adjusted earnings before taxes, depreciation and restructuring should not be considered a substitute for adjusted net income (loss) and does not reflect the overall profitability of our business. A reconciliation of adjusted net income (loss) to adjusted earnings before taxes, depreciation and restructuring, is provided in the schedule, "Protection Services Segment Results". Adjusted net income return on Allstate common shareholders' equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month adjusted net income by the average of Allstate common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on Allstate common shareholders' equity is the most directly comparable GAAP measure. We use adjusted net income as the numerator for the same reasons we use adjusted net income, as discussed previously. We use average Allstate common shareholders' equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily applicable to Allstate's earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process. We use it to supplement our evaluation of net income (loss) applicable to common shareholders and return on Allstate common shareholders' equity because it excludes the effect of items that tend to be highly variable from period to period. We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with return on Allstate common shareholders' equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management. In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine adjusted net income return on Allstate common shareholders' equity from return on Allstate common shareholders' equity is the transparency and understanding of their significance to return on common shareholders' equity variability and profitability while recognizing these or similar items may recur in subsequent periods. We use adjusted measures of adjusted net income return on Allstate common shareholders' equity in incentive compensation. Therefore, we believe it is useful for investors to have adjusted net income return on Allstate common shareholders' equity and return on Allstate common shareholders' equity when evaluating our performance. We note that investors, financial analysts, financial and business media organizations and rating agencies utilize adjusted net income return on common shareholders' equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital. Adjusted net income return on Allstate common shareholders' equity should not be considered a substitute for return on Allstate common shareholders' equity and does not reflect the overall profitability of our business. A reconciliation of return on Allstate common shareholders' equity and adjusted net income return on Allstate common shareholders' equity can be found in the schedule, "Return on Allstate Common Shareholders' Equity". Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure. It is calculated by dividing Allstate common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding. We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth applicable to management efforts between periods. We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique. Book value per common share is the most directly comparable GAAP measure. Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered a substitute for book value per common share, and does not reflect the recorded net worth of our business. A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, "Book Value per Common Share and Debt to Capital". The Allstate Corporation 2Q21 Supplement 16

Glossary Consolidated Operations Accident and health insurance premiums and contract charges are reported in the Allstate Health and Benefits segment and include employer voluntary benefits, group health and individual accident and health products. Adjusted net income is the GAAP segment measure used for the Protection Services, Allstate Health and Benefits, and Corporate and Other segments. Average Allstate common shareholders' equity and average adjusted Allstate common shareholders' equity are determined using a two-point average, with the beginning and ending Allstate common shareholders' equity and Allstate adjusted common shareholders' equity, respectively, for the twelve-month period as data points. Other revenue primarily represents fees collected from policyholders relating to premium installment payments, commissions on sales of non-proprietary products, sales of identity protection services, fee-based services and other revenue transactions. Property and casualty insurance premiums are reported in the Allstate Protection and Protection Services segments and include auto, homeowners, other personal lines and commercial lines insurance products, as well as consumer product proteion plans, roadside assistance and finance and insurance products. Property-Liability Average premium - gross written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is generally 6 months for auto and 12 months for homeowners. Expense ratio: Other revenue is deducted from other costs and expenses in the expense ratio calculation. Gross claim frequency is calculated as annualized notice counts received in the period divided by the average of policies in force with the applicable coverage during the period. It includes all actual notice counts, regardless of their current status (open or closed) or their ultimate disposition (closed with a payment or closed without payment). Frequency statistics exclude counts associated with catastrophe events. The percent change in gross claim frequency is calculated as the amount of increase or decrease in the gross claim frequency in the current period compared to the same period in the prior year; divided by the prior year gross claim frequency. New issued applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand. Allstate brand includes automobiles added by existing customers when they exceed the number allowed (currently 10) on a policy. Other business lines primarily represent commissions earned and other costs and expenses for Ivantage and non-proprietary life and annuity products. Paid claim severity is calculated by dividing the sum of paid losses and loss expenses by claims closed with a payment during the period. The percent change in paid claim severity is calculated as the amount of increase or decrease in paid claim severity in the current period compared to the same period in the prior year; divided by the prior year paid claims severity. Renewal ratio: Renewal policy item counts issued during the period, based on contract effective dates, divided by the total policy item counts issued generally 6 months prior for auto or 12 months prior for homeowners. Allstate Health and Benefits Investments Duration measures the price sensitivity of assets and liabilities to changes in interest rates. Equity securities include investments in exchange traded and mutual funds whose underlying investments are fixed income securities. Interest-bearing investments comprise fixed income securities, mortgage loans, short-term investments, and other investments including bank and agent loans and derivatives. Internal rate of return is one of the measures we use to evaluate the performance of these investments. The IRR represents the rate of return on the investments considering the cash flows paid and received and, until the investment is fully liquidated, the estimated value of investment holdings at the end of the measurement period. The calculated IRR for any measurement period is highly influenced by the values of the portfolio at the beginning and end of the period, which reflect the estimated fair values of the investments as of such dates. As a result, the IRR can vary significantly for different measurement periods based on macroeconomic or other events that impact the estimated beginning or ending portfolio value, such as the global financial crisis. Our IRR calculation method may differ from those used by other investors. The timing of the recognition of income in the financial statements may differ significantly from the cash distributions and changes in the value of these investments. Limited partnership interests: Income from equity method of accounting LP is generally recognized on a three-month delay due to the availability of the related financial statements from investees. LP and other investments comprise limited partnership interests and other alternative investments, including real estate investments classified as other investments. Market-based investments include publicly traded equity securities classified as limited partnerships. Market-based strategy seeks to deliver predictable earnings aligned to business needs and take advantage of short-term opportunities primarily through public and private fixed income investments and public equity securities. Performance-based strategy seeks to deliver attractive risk-adjusted returns and supplement market risk with idiosyncratic risk primarily through investments in private equity and real estate. Pre-tax yields: Quarterly pre-tax yield is calculated as annualized quarterly investment income, before investment expense divided by the average of the ending investment balances of the current and prior quarter. Year-to-date pre-tax yield is calculated as annualized year-to-date investment income, before investment expense divided by the average of investment balances at the beginning of the year and the end of each quarter during the year. For the purposes of the pre-tax yield calculation, income for directly held real estate and other investments is net of investee level expenses (asset level operating expenses reported in investment expense). Fixed income securities investment balances exclude unrealized capital gains and losses. Equity securities investment balances use cost in the calculation. Total return on investment portfolio is calculated from GAAP results, including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans, bank loans and agent loans divided by the average fair value balances. Employer voluntary benefits include supplemental life and health products offered through workplace enrollment. Group health includes health products sold to employers for use by their employees. Individual accident and health includes short-term medical and supplemental products sold directly to individuals. Protection Services Other costs and expenses may include amortization of deferred policy acquisition costs, operating costs and expenses, and restructuring and related charges. Revenue may include net premiums earned, intersegment insurance premiums and service fees, other revenue, revenue earned from external customers and net investment income. Benefit ratio is contract benefits divided by premiums and contract charges. The Allstate Corporation 2Q21 Supplement 17